ANNUAL REPORT
--------------------------------------------------------------------------------

                                 Bank and Thrift
                                  Opportunity
                                      Fund

                                OCTOBER 31, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================================================================
                               Chairman's Message

                                    TRUSTEES

                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS

                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer

                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer

                                 ANNE C. HODSDON
                                    President

                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer

                                 SUSAN S. NEWTON
                          Vice President and Secretary

                               JAMES J. STOKOWSKI
                          Vice President and Treasurer

                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                          CUSTODIAN, TRANSFER AGENT AND
                               DIVIDEND DISBURSER
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                              DELOITTE &TOUCHE LLP
                                125 SUMMER STREET
                        BOSTON, MASSACHUSETTS 02110-1617

                   LISTED NEW YORK STOCK EXCHANGE SYMBOL: BTO
                         JOHN HANCOCK CLOSED-END FUNDS:
                                 1-800-843-0090

DEAR FELLOW SHAREHOLDERS:

     The stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.
--------------------------------------------------------------------------------

     The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

     In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

     We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                  BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGER

                              John Hancock Bank and
                            Thrift Opportunity Fund

              Stock market and bank stocks advance despite nervous
              ----------------------------------------------------
                environment; earnings fundamentals stay on track
                ------------------------------------------------

     The last 12 months were rewarding for stock investors, albeit occasionally nerve-wracking. The markets brought their 1996 winning streak into the beginning of 1997, but saw their progress slowed by inflationary concerns and rising interest rates in March and April. After a mild sell-off, stocks resumed their upward trajectories in the spring and summer, as investors basked in the warm sunshine of a benign economic expansion that drove corporate earnings higher and eased inflationary concerns. This positive tack stayed its course until very recently, when trepidations over the slowdown in Asia spooked investors in the US markets. Despite recent softness, the Standard & Poor's 500 Stock Index, a commonly used gauge for the broader stock market, returned 32.10% for the 12 months ended October 31, 1997 including reinvested dividends.

   Over the same period, financial stocks outperformed the broader market. After early lethargy caused by rising interest rates in the spring, bank stocks then rose smartly due to record earnings and merger activity. For the year ended October 31, 1997, John Hancock Bank and Thrift Opportunity Fund posted a total return of 54.58% at net asset value. That result surpassed both the 41.27% return of the average open-end financial services fund and the 53.17% return of the average closed-end financial services fund, according to Lipper Analytical Services, Inc.

"...financial
stocks out-
performed
the broader
market."

--------------------------------------------------------------------------------
A 2 1/4" x 3 1/2" photo of portfolio management team at bottom right. Caption reads: "James K. Schmidt (standing) and Fund management team members (l-r): Jay McKelvey, Tom Finucane and Patricia Ouimet."
--------------------------------------------------------------------------------

================================================================================

              John Hancock Funds - Bank and Thrift Opportunity Fund

--------------------------------------------------------------------------------
Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Summit Bancorp 4.9%; 2) U.S. Bancorp 4.8%; 3) Union Planters Corp. 4.5%; 4) Barnett Banks 3.0%; 5) First American Corp. 2.9%. Footnote below states "As a percentage of total net assets on October 31, 1997."
--------------------------------------------------------------------------------

Earnings trends positive again

We had expected strong earnings from the banking industry in 1997, and the results have been even better than anticipated. The favorable variance resulted from commercial loan growth that was a few percentage points higher than we had forecast, coupled with very low levels of problem loans. The economy has been ideal for running a bank - moderate growth, quarter after quarter. Importantly, the strength of the economy has reached all regions of the country and therefore bank investors are not faced with credit "land mines" exploding due to localized economic difficulties. This contrasts with the situation during the last prolonged expansion when, in the midst of a generally ebullient economy, regional recessions crept through the farm states, the energy states, and the real estate boom states sequentially.

   Improved efficiency ratios (non-interest expense divided by revenues) have also contributed to earnings gains. The style in the industry has become to use healthy profits to fund share buyback programs, rather than adding additional overhead. We feel that stock repurchases are excellent, shareholder-friendly uses of excess capital. On average we think that the earnings per share of our companies will grow 12% in 1997 and 8% to 10% in 1998.

The consolidation beat goes on

In the first 10 months of this year, 18 of the Fund's holdings were taken over, topping the 14 mergers that occurred in the portfolio during 1996. The recent rash of merger activity got going at the end of August with the announcement of NationsBank's acquisition of Barnett Banks. This deal was noteworthy because of the size of the target (Barnett's assets exceed $40 billion) and the ground-breaking pricing of the transaction (over five times tangible book value). As lofty as the price was, we believe that it was justifiable because the transaction is non-dilutive to the earnings of NationsBank. The key to the transaction is the 50% or greater expense savings that can be achieved by eliminating redundancies in the organizations. The arithmetic of this merger illustrates an interesting point - that the largest regional banks find acquisitions to be affordable, even though deals are being struck at higher prices than ever before. This is because, while the absolute level of price-earnings and price-book ratios is high, the relative ratios between target bank and acquiring bank are much narrower than usual. Thus, the number of shares that would have to be issued in a merger has declined even as the stated price has gotten higher. As the chart on the next page shows, the price-earnings multiples that superregional banks

"...the
[earnings]
results have
been even
better than
anticipated."

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Bank of the Ozarks followed by an up arrow and the phrase "Benefits from recent mergers in state and favorable reactions to its IPO." The second listing is Santa Barbara Bancorp followed by an up arrow and the phrase "Recovering California economy helps revenue and earnings rise." The third listing is Bank Plus Corp followed by a horizontal arrow and the phrase "Not yet participating in Los Angeles turnaround." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

================================================================================

              John Hancock Funds - Bank and Thrift Opportunity Fund

--------------------------------------------------------------------------------
Bar chart with heading "Price / Earnings Ratio Differential" at top of left hand column. Under the heading is the footnote: "Small and Superregional banks." The chart is scaled in increments of 5% from bottom to top, with 20% at the top and 0% at the bottom. Within the chart there are two sets of two bars. The right one is solid and the right one is shaded. There is a key showing that the solid bars represent Small Bank Median, and the shaded bars represent Superregional Bank Median. The two left bars have August 95 under them. The first bar is solid, and represents 11.10%. The next bar is shaded, and represents 8.60%. The second set of two bars have September 97 written under them. The first bar is solid, and represents 16.80%. The second bar is shaded, and represents 16.00%.
--------------------------------------------------------------------------------

are selling for in 1997 are significantly closer to the median multiple of a smaller bank than was the case in 1995.

   Although the affordability of bank mergers hasn't looked better in many years, we find that the high profitability most banks are experiencing is impinging on the willingness of managements to accept a merger proposal. Being a bank CEO currently is a satisfying position: bonuses and stock options are remunerative, shareholders are happy, and the annual report essays can brag about record earnings. The incentive to disrupt this life style just isn't there the way it used to be. Numerous bankers have told us they are looking for acquisitions, but are having more trouble finding receptive sellers.

Troubles in the Far East

Economic bliss in the United States contrasts with some of the difficulties the economies and currencies of fast-growing Pacific Rim nations have experienced recently. These problems have been lurking in the background all year and leaped onto the front pages when the Hong Kong dollar, heretofore a pillar of stability, came under attack in October. The direct exposure of our holdings to emerging markets is very little, since we own no banks based in emerging markets and only 5% of the Fund is invested in banks that derive over 10% of their earnings from them.

Portfolio strategy and tactics

We are using the same basic strategy the we spelled out when we started the Fund in 1994. We seek relatively underfollowed, inexpensive regional banks and thrifts stocks which have solid earnings fundamentals and which may be in the path of consolidation. Although we own banks of all sizes, we have found that since national interstate banking went into effect in September of 1995, progressively larger banks have become merger targets. Most of the largest holdings in the Fund are regional banks with $20 billion to $40 billion in assets. These companies would once have been considered immune from being taken over, but are now in a size category that has proven to be very attractive to acquisition-hungry superregional banks. Among the smaller institutions, we continue to hold many savings and loans that have converted from mutual to public ownership within the last several years. These tend to be inexpensive stocks with abundant capital. We also have acquired positions in some of the numerous small commercial banks in California. We think that economic conditions in that state have improved enormously and the consolidation activity is largely still ahead of us.

A word about stock splits

Shortly after the fiscal period ended, the Fund's Board of Trustees declared a four-for-one stock split to be distributed December 1, 1997. The

"In the first
10 months
of this year,
18 of the
Fund's hold-
ngs were
taken over."

================================================================================

              John Hancock Funds - Bank and Thrift Opportunity Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1997." The chart is scaled in increments of 10% from bottom to top, with 60% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 54.58% total return for the John Hancock Bank and Thrift Opportunity Fund. The second represents the41.27% total return for the Average open-end financial services fund. The third represents the 53.17% total return for the Average closed-end financial services fund. A footnote below reads: "Total returns for John Hancock Bank and Thrift Opportunity Fund are at net asset value with all distributions reinvested. The average open- and closed-end financial services funds are tracked by Lipper Analytical Services, Inc.
--------------------------------------------------------------------------------

action was taken in an effort to increase and broaden the shareholder base and improve the Fund's market liquidity.

Outlook

Our outlook for bank stocks remains positive. The key factors that have caused the stocks to perform well this year are still in place: earnings growth, merger activity, and a backdrop of low inflation. The recent turmoil in Asian markets could keep markets more volatile in the short-term, as investors try to determine the potential effects of slowing Asian economies on the U.S. In our view, the slowdown we anticipate in some of these countries will have only a moderate impact on the domestic economy. If anything, we were worried that domestic growth was too rapid to be sustained. A slight slowdown, therefore, could further reduce the need for interest rate hikes and keep the economy on the moderate growth path that we, as bank investors, love.

"Our outlook
for bank
stocks
remains
positive."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

================================================================================

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value for each common share as of that date.

Statement of Assets and Liabilities
October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks, unit and warrant
     (cost - $385,572,791) .................................        $944,756,725
   Preferred stocks (cost - $11,212,500)  ..................          13,218,250
   Bonds (cost - $22,989,855) ..............................          24,285,950
   Short-term investments (cost - $81,233,829) .............          81,233,829
                                                                  --------------
                                                                   1,063,494,754
  Cash .....................................................              55,599
  Receivable for investments sold ..........................             399,268
  Interest receivable ......................................             577,210
  Dividends receivable .....................................           1,809,344
  Deferred organization expenses - Note A ..................              29,025
  Other assets .............................................              46,179
                                                                  --------------
                    Total Assets ...........................       1,066,411,379
                    ------------------------------------------------------------
Liabilities:
  Payable for investments purchased ........................           3,225,170
  Payable to John Hancock Advisers, Inc. ...................
   and affiliates - Note B .................................           1,686,144
  Accounts payable and accrued expenses ....................             101,864
                                                                  --------------
                    Total Liabilities ......................           5,013,178
                    ------------------------------------------------------------
Net Assets:
  Capital paid-in ..........................................         435,267,021
  Accumulated net realized gain on investments .............          52,637,421
  Net unrealized appreciation of investments ...............         562,491,656
  Undistributed net investment income ......................          11,002,103
                                                                  --------------
                    Net Assets .............................      $1,061,398,201
                    ============================================================
Net Asset Value Per Share:
  (Based on 88,400,000 shares of beneficial
   interest outstanding - unlimited number of
   shares authorized with no par value - Note F) ...........              $12.01
  ==============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended October 31, 1997

--------------------------------------------------------------------------------

Investment Income:
  Dividends (including $376,683 received from
   affiliated issuers and net of foreign
   withholding taxes of $18,609) ..............................      $19,987,180
  Interest ....................................................        4,977,903
                                                                    ------------
                                                                      24,965,083
                                                                    ------------
  Expenses:
    Investment management fee - Note B ........................        9,981,125
    Administration fee - Note B ...............................        2,169,810
    Custodian fee .............................................          140,050
    Printing ..................................................           96,677
    Trustees' fees ............................................           70,419
    Auditing fee ..............................................           32,950
    Miscellaneous .............................................           32,509
    New York Stock Exchange fee ...............................           32,340
    Transfer agent fee ........................................           24,478
    Organization expense - Note A .............................           15,954
    Legal fees ................................................           14,477
                                                                    ------------
                    Total Expenses ............................       12,610,789
                    ------------------------------------------------------------
                    Net Investment Income .....................       12,354,294
                    ------------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold
    (including $2,034,109 on sales of investments
    in affiliated issuers) ....................................       52,635,494
  Change in net unrealized appreciation/depreciation
    of investments ............................................      308,986,988
                                                                    ------------
                    Net Realized and Unrealized
                    Gain on Investments .......................      361,622,482
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................     $373,976,776
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                      YEAR ENDED OCTOBER 31,
                                                                                  -----------------------------
                                                                                      1996             1997
                                                                                  ------------   --------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .......................................................   $12,807,440      $12,354,294
   Net realized gain on investments sold .......................................    29,138,919       52,635,494
   Change in net unrealized appreciation/depreciation of investments ...........   120,230,953      308,986,988
                                                                                  ------------   --------------
     Net Increase in Net Assets Resulting from Operations ......................   162,177,312      373,976,776
                                                                                  ------------   --------------

Distributions to Shareholders:
   Dividends from net investment income
     ($0.2332 and $0.0297 per share, respectively) .............................   (20,616,437)      (2,629,876)
   Distributions from net realized gain on investments
     sold ($0.3810 and $0.0333 per share, respectively) ........................   (33,683,439)      (2,946,969)
                                                                                  ------------   --------------
     Total Distributions to Shareholders .......................................   (54,299,876)      (5,576,845)
                                                                                  ------------   --------------
From Fund Share Transactions - Net:* ...........................................   (14,925,947)      (8,677,032)
                                                                                  ------------   --------------

Net Assets:
   Beginning of period .........................................................   608,723,813      701,675,302
                                                                                  ------------   --------------
   End of period (including undistributed net investment income
     of $1,277,788  and $11,002,103, respectively) .............................  $701,675,302   $1,061,398,201
                                                                                  ============   ==============
*Analysis of Common Shareholder Transactions - Note F:

                                                                                          YEAR ENDED OCTOBER 31,
                                                                         ---------------------------------------------------------
                                                                                    1996                         1997
                                                                         -----------   -------------   -----------   -------------
                                                                            SHARES         AMOUNT         SHARES          AMOUNT
                                                                         -----------   -------------   -----------   -------------
   Shares outstanding, beginning of period ............................   92,020,000    $458,870,000    89,588,400    $443,944,053
   Less shares repurchased ............................................   (2,431,600)    (14,999,129)   (1,188,400)     (8,677,032)
   Adjustment to capital paid-in - Note D .............................           --          73,182            --              --
                                                                         -----------   -------------   -----------   -------------
   Shares Outstanding, end of period ..................................   89,588,400    $443,944,053    88,400,000    $435,267,021

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold during the period, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                        AUGUST 23, 1994
                                                                       (COMMENCEMENT OF            YEAR ENDED OCTOBER 31,
                                                                          OPERATIONS)         --------------------------------
                                                                      TO OCTOBER 31, 1994         1995        1996        1997
                                                                      -------------------     --------    --------    --------
Per Share Operating Performance - Note G
  Net Asset Value, Beginning of Period .............................            $5.00            $4.95       $6.62       $7.83
                                                                             --------         --------    --------    ----------
  Net Investment Income ............................................             0.03             0.13        0.14        0.14
  Net Realized and Unrealized Gain (Loss) on Investments ...........            (0.07)            1.60        1.64        4.08
                                                                             --------         --------    --------    ----------
   Total from Investment Operations ................................            (0.04)            1.73        1.78        4.22
                                                                             --------         --------    --------    ----------

  Less Distributions:
  Dividends from Net Investment Income .............................               --            (0.06)      (0.23)      (0.03)
  Distributions from Net Realized Gain on Investments Sold .........               --               --       (0.38)      (0.03)
                                                                             --------         --------    --------    ----------
   Total Distributions .............................................               --            (0.06)      (0.61)      (0.06)
                                                                             --------         --------    --------    ----------
  Common Shares Offering Costs .....................................            (0.01)              --          --          --
                                                                             --------         --------    --------    ----------
  Increase due to purchase of Bank and Thrift Opportunity Fund stock
   at less than net asset value ....................................               --               --        0.04        0.02
                                                                             --------         --------    --------    ----------
  Net Asset Value, End of Period ...................................            $4.95            $6.62       $7.83      $12.01
                                                                             ========         ========    ========    ==========
  Per Share Market Value, End of Period ............................            $4.50            $5.69       $6.75      $10.64
                                                                             ========         ========    ========    ==========
  Total Investment Return at Market Value ..........................           (10.00%)(2)       27.91%      29.78%      58.95%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .........................         $455,656         $608,724    $701,675    $1,061,398
  Ratio of Expenses to Average Net Assets ..........................             1.51%(1)         1.49%       1.50%       1.45%
  Ratio of Net Investment Income to Average Net Assets .............             3.22%(1)         2.22%       1.96%       1.42%
  Portfolio Turnover Rate ..........................................                0%               8%         13%          9%
  Average Broker Commission Rate (per share of security) (3) .......              N/A              N/A     $0.0727     $0.0719

(1) Annualized.
(2) Not annualized.
(3) Average broker commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

Schedule of Investments
October 31, 1997

--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Bank and Thrift Opportunity Fund on October 31, 1997. It's divided into four main categories: common stocks, unit and warrant, preferred stocks, bonds and short-term investments. The common stocks and warrant, preferred stocks and bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS, UNIT AND WARRANT
Banks - Foreign (1.69%)
  Allied Irish Banks PLC, American
    Depositary Receipt, ADR (Ireland) ...........       80,000        $4,070,000
  Oriental Financial Group (PR ) ................       20,400           541,875
  Popular, Inc. (PR ) ...........................      290,000        13,340,000
                                                                    ------------
                                                                      17,951,875
                                                                    ------------
Money Center Banks (0.20%)
  Chase Manhattan Corp. (NY ) ...................       18,387         2,121,400
                                                                    ------------
Superregionals (9.67%)
  Barnett Banks, Inc. (FL ) .....................      460,000        31,740,000
  First Union Corp. (NC ) .......................       22,570         1,107,341
  Fleet Financial Group, Inc. (MA ) .............      225,206        14,483,561
  NationsBank Corp. (NC ) .......................      136,160         8,152,580
  Norwest Corp. (MN ) ...........................      528,102        16,932,270
  PNC Bank Corp. (PA ) ..........................      637,000        30,257,500
                                                                    ------------
                                                                     102,673,252
                                                                    ------------
Regionals (64.07%)
  ABC Bancorp. (GA ) ............................       59,500         1,018,938
  Alabama National Bancorp. (AL ) ...............      130,000         3,079,375
  American Bancorp. (WV ) .......................       35,000           761,250
  American Bancshares, Inc.* (FL ) ..............       67,000           829,125
  Associated Banc-Corp. (WI ) ...................       52,036         2,608,305
  BancFirst Corp. (OK ) .........................       72,500         2,301,875
  BancFirst Ohio Corp. (OH ) ....................       43,500         1,870,500
  BancorpSouth, Inc. (MS ) ......................       57,500         2,185,000
  Bank of The Ozarks, Inc. (AR ) ................       55,000         1,141,250
  Bank Yorba Linda (CA ) ........................      110,000         1,980,000
  Banknorth Group, Inc. (VT ) ...................       66,500         4,023,250
  BB&T Corp. (NC ) ..............................      528,880        28,790,905
Regionals (continued)
  BCB Financial Services Corp. (PA ) ............       27,500          $591,250
  Beverly Bancorp., Inc. (IL ) ..................       40,000           910,000
  Beverly National Corp. (MA ) ..................       25,000           793,750
  BNCCorp, Inc.* (ND ) ..........................       55,000           818,125
  Broad National Bancorp. (NJ ) .................       95,657         2,032,711
  BT Financial Corp. (PA ) ......................       18,450           844,088
  California State Bank (CA ) ...................       89,200         2,653,700
  Cape Cod Bank & Trust Co. (MA ) ...............       55,500         2,025,750
  Capital Corp. of the West * (CA ) .............       55,000           770,000
  Carolina First Corp. (SC ) ....................       43,890           960,094
  CCB Financial Corp. (NC ) .....................      113,025        10,285,275
  Centura Banks, Inc. (NC ) .....................       82,500         4,774,687
  Century Financial Corp. (PA ) .................       70,000         1,181,250
  Chittenden Corp. (VT ) ........................       65,062         2,732,604
  City National Corp. (CA ) .....................       40,977         1,231,871
  Colonial BancGroup, Inc. (AL ) ................      770,000        22,859,375
  Columbia Bancorp. (MD ) .......................       51,000         1,491,750
  Comerica, Inc. (MI ) ..........................      170,000        13,440,625
  Commercial Bankshares, Inc. (FL ) .............       38,200           869,050
  Commonwealth Bankshares, Inc.* (VA ) ..........       31,966           375,601
  Community Banks, Inc. (PA ) ...................       34,650         1,528,931
  Community Bankshares, Inc. (VA ) ..............       38,162           877,726
  Compass Bancshares, Inc. (AL ) ................      542,905        20,460,732
  CoreStates Financial Corp. (PA ) ..............      213,275        15,515,756
  Crestar Financial Corp. (VA ) .................      535,000        25,312,187
  Desert Community Bank (CA ) ...................       48,600         1,263,600
  DNB Financial Corp. (PA ) .....................       45,218         1,220,886
  Empire Banc Corp. (MI ) .......................       19,206           965,102
  Evergreen Bancorp., Inc. (NY ) ................       54,300         1,072,425
  F & M National Corp. (VA ) ....................       16,000           498,000
  First American Corp. (TN ) ....................      644,200        30,599,500
  First Commerce Corp. (LA ) ....................      365,000        23,451,250
  First Financial Corp. (RI ) ...................       94,000         1,480,500
  First Hawaiian, Inc. (HI ) ....................       45,000         1,755,000
  First of America Bank Corp. (MI ) .............      464,950        25,920,962
  First Security Corp. (UT ) ....................      252,000         7,308,000
  First State Bancorp. (NM ) ....................       82,625         1,538,891
  First Tennessee National Corp. (TN ) ..........      122,200         7,041,775
  First Victoria National Bank (TX ) ............       48,100         1,635,400
  Firstar Corp. (WI ) ...........................      275,352         9,947,091
  FNB Bankshares (ME ) ..........................       20,780           628,595

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Regionals (continued)
  FNB Rochester Corp. (NY ) .....................       24,500          $444,063
  F.N.B. Corp. (PA ) ............................       43,016         1,430,282
  Harleysville National Corp. (PA ) .............       46,000         1,748,000
  Imperial Bancorp. * (CA ) .....................      148,105         6,461,081
  Independent Bankshares, Inc. (TX ) ............       27,500           458,906
  Keystone Financial, Inc. (PA )  ...............      163,350         5,615,156
  Magna Group, Inc. (MO ) .......................      107,000         4,226,500
  Mahaska Investment Co. (IA ) ..................      149,500         4,485,000
  Mahoning National Bancorp. (OH ) ..............       67,600         1,842,100
  Marathon Financial Corp. (VA )  ...............       15,000           123,750
  Mercantile Bancorp., Inc. (MO ) ...............      557,950        27,095,447
  MetroBanCorp. (IN ) ...........................       49,000           441,000
  Mississippi Valley Bancshares, Inc. (MO ) .....       46,500         2,418,000
  National City Corp. (OH ) .....................      446,400        26,672,400
  New England Community Bancorp .................
    (Class A) (CT ) .............................      185,000         4,255,000
  North Fork Bancorp., Inc. (NY ) ...............      184,600         5,434,162
  Old Kent Financial Corp. (MI )  ...............      207,977        13,128,548
  One Valley Bancorp., Inc. (WV ) ...............       79,090         3,163,600
  Pacific Century Financial Corp. (HI ) .........      300,000        15,112,500
  Pinnacle Financial Services, Inc. (MI ) .......       48,380         1,898,915
  Prime Bancshares, Inc.* (TX ) .................        6,500           123,906
  Provident Bankshares Corp. (MD ) ..............      168,616         9,105,264
  Regions Financial Corp. (AL ) .................      171,912         6,317,766
  Riggs National Corp. (DC ) ....................       55,000         1,265,000
  Salem Bank & Trust (VA ) ......................       43,260           800,310
  Santa Barbara Bancorp. (CA ) ..................       22,500         1,057,500
  Security Bank Corp.* (VA ) ....................       31,000           325,500
  Security Shares, Inc. (TX ) (r) ...............      200,000         2,000,000
  Signet Banking Corp. (VA ) ....................      337,500        18,161,719
  Six Rivers National Bank * (CA ) ..............       28,500           534,375
  Southtrust Corp. (AL ) ........................      480,000        23,040,000
  Southwest Bancorp. of Texas, Inc.* (TX ) ......       90,800         2,724,000
  Southwest Bancorp., Inc. (OK )  ...............       12,500           315,625
  Summit Bancorp. (NJ ) .........................    1,228,805        52,454,613
  Summit Bancshares, Inc. (TX ) .................      113,700         4,206,900
  Sun Bancorp., Inc. * (NJ ) ....................       82,687         1,839,786
  Surety Capital Corp.* (TX ) ...................      296,800         2,040,500
  TCF Financial Corp. (MN ) .....................       25,504         1,450,540
  Tehama Bancorp. (CA ) .........................       56,552           784,659
  Texas Regional Bancshares, Inc. ...............
    (Class A) (TX ) .............................       41,250         1,175,625
  TriCo Bancshares (CA ) ........................       20,000           520,000
  Union Planters Corp. (TN ) ....................      797,475        47,300,236
  United Security Bancorp.* (WA ) ...............      161,105         2,980,442
  Univest Corp. (PA ) ...........................       25,000         1,250,000
Regionals (continued)
  U.S. Bancorp. (OR ) ...........................      504,828       $51,334,697
  U.S. Trust Corp. (NY ) ........................       52,000         3,042,000
  Vectra Banking Corp.* (CO ) ...................       75,000         1,959,375
  Vermont Financial Services Corp. (VT ) ........       78,000         2,037,750
  West Coast Bancorp. (OR ) .....................       62,187         1,834,517
  Western Bancorp. (CA ) ........................       13,800           439,944
  Whitney Holding Corp. (LA ) ...................      147,000         7,276,500
  Yardville National Bank (NJ ) .................       50,500         1,565,500
                                                                    ------------
                                                                     679,972,597
                                                                    ------------
Thrifts ( 11.71%)
  American National Bancorp., Inc. (MD ) ........       76,470         1,534,179
  Bank Plus Corp.* (CA ) ........................       57,858           694,296
  Bank West Financial Corp. (MI ) ...............      112,000         2,436,000
  BostonFed Bancorp., Inc. (MA )  ...............      121,300         2,486,650
  Cameron Financial Corp. (MO ) .................       75,000         1,434,375
  CENFED Financial Corp. (CA ) ..................       27,500         1,110,313
  CFX Corp. (NH ) ...............................       45,059         1,109,578
  CitFed Bancorp, Inc. (OH ) ....................       32,000         1,576,000
  Community Financial Corp. (IL ) ...............       20,000           340,000
  CSB Financial Group, Inc.* (IL ) ..............       10,000           122,500
  Dime  Bancorp.,  Inc. (NY ) ...................       49,500         1,188,000
  FFVA Financial Corp. (VA ) ....................       50,000         1,712,500
  Financial Bancorp., Inc. (NY )  ...............       70,000         1,697,500
  First Colorado Bancorp., Inc. (CO ) ...........       91,000         1,854,125
  First Defiance Financial Corp. (OH ) ..........      116,885         1,855,549
  First Federal Capital Corp. (WI ) .............       31,000           844,750
  First Keystone Financial, Inc. (PA ) ..........       20,000           600,000
  First SecurityFed Financial, Inc. * (IL ) .....       50,000           753,125
  GA Financial, Inc. (PA ) ......................       90,000         1,755,000
  GreenPoint Financial Corp. (NY ) ..............      315,000        20,278,125
  Guaranty Financial Corp. (VA )  ...............       30,000           360,000
  Highland Federal Bank * (CA ) .................       79,167         2,533,344
  Hingham Institute For Savings (MA ) ...........       60,000         1,635,000
  HMN Financial, Inc.* (MN ) ....................       36,500           894,250
  InterWest Bancorp, Inc. (WA ) .................       20,900           799,425
  ISB Financial Corp. (LA ) .....................      120,000         2,955,000
  Lawrence Savings Bank * (MA ) .................       75,000         1,040,625
  Little Falls Bancorp., Inc. (NJ ) .............      110,000         2,007,500
  Local Financial Corp. (DE) (R)  ...............      230,000         2,587,500
  Long Island Bancorp., Inc. (NY ) ..............      204,200         9,086,900
  Mid Continent Bancshares, Inc. (KS ) ..........       53,500         2,153,375
  New Hampshire Thrift Bancshares,
    Inc. (NH ) ..................................       25,000           562,500
  New York Bancorp., Inc. (NY ) .................       10,000           342,500
  North Central Bancshares, Inc. (IA ) ..........       55,000           996,875
  Northwest Equity Corp. (WI ) ..................       61,000         1,052,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Thrifts (continued)
  Pamrapo Bancorp., Inc. (NJ ) ..................       86,000        $2,128,500
  Patriot Bank Corp. (PA ) ......................       51,600           903,000
  PennFed Financial Services, Inc. (NJ ) ........      305,500         9,165,000
  People's Bancshares, Inc. (MA ) ...............       50,000           962,500
  Peoples Heritage Financial Group, Inc.
    (ME ) .......................................       29,800         1,173,375
  Pittsburgh Home Financial Corp. (PA ) .........      100,000         1,862,500
  Quaker City Bancorp., Inc.* (CA ) .............       93,750         1,921,875
  St. Landry Financial Corp.* (LA ) .............       25,000           375,000
  Scotland Bancorp., Inc. (NC ) .................       22,500           237,656
  SGV Bancorp., Inc.* (CA ) .....................       20,000           360,000
  Shore Bank * (VA ) ............................       15,000           174,375
  SIS Bancorp, Inc. (MA ) .......................       87,500         2,985,937
  Southern Missouri Bancorp., Inc. (MO ) ........       57,000         1,068,750
  Sovereign Bancorp., Inc. (PA )  ...............       13,074           232,064
  Stone Street Bancorp, Inc. (NC ) ..............        3,500            68,688
  Sturgis Federal Savings Bank (MI ) ............       40,500           936,563
  Teche Holding Co. (LA ) .......................       80,000         1,670,000
  Warren Bancorp., Inc. (MA ) ...................       57,500         1,164,375
  Washington Mutual, Inc. (WA ) .................      222,300        15,213,656
  Wells Financial Corp. (MN ) ...................      122,000         2,257,000
  WesterFed Financial Corp. (MT ) ...............      209,162         5,072,178
                                                                    ------------
                                                                     124,322,601
                                                                    ------------
Other ( 1.12%)
  Capital One Financial Corp. (VA ) .............      260,000        11,862,500
                                                                    ------------
UNIT ( 0.00%)
  Core Cap, Inc. (NY) (r) .......................          500            22,500
                                                                    ------------
WARRANT ( 0.55%)
  Golden State Bancorp, Inc. * (CA ) ............      265,000         5,830,000
                                                                    ------------
             TOTAL COMMON STOCKS,
                 UNIT AND WARRANT
              (Cost $385,572,791) ...............       (89.01%)     944,756,725
                                                       -------      ------------
PREFERRED STOCKS
Banks & Thrifts ( 1.25%)
  Astoria Financial Corp.,
    Ser B, 12.00% (NY) ..........................       50,000         1,575,000
  Chevy Chase Savings, 13.00% (MD ) .............       55,000         1,677,500
  Community Bank, Ser B, 13.00% (CA) ............       21,000           588,000
  First Preferred Cap I, 9.25% (MO) .............       50,000         1,306,250
  IFC Capital Trust I, 9.25% (IN ) ..............       40,000         1,100,000
  Matewan BancShares, Inc.,
    Ser A, 7.50% (WV ) ..........................       25,000           671,875
  MVBI Capital Trust, 7.45% (MO ) ** ............       40,000           990,000
  Riggs National Corp. Ser B, 10.75% (DC ) ......       93,000         2,662,125
Banks & Thrifts (continued)
   Sovereign Bancorp., Ser B, 6.25% (PA ) .......       15,000        $1,597,500
   Sterling Bancshares Capital Trust I, 9.28%
    (TX ) .......................................       20,000           510,000
   VBC Capital I, 9.50% (CO ) ...................       20,000           540,000
                                                                    ------------
          TOTAL PREFERRED STOCKS
               (Cost $11,212,500) ...............        (1.25%)      13,218,250
                                                       -------      ------------

                                                INTEREST   PAR VALUE     MARKET
                                                  RATE   (000s OMITTED)  VALUE
                                                  ----   --------------  -----

BONDS
   BFC Capital Trust I,
    Capital Securities, Ser A,
    01/15/27 ...............................      9.650       250       $265,750
   Bank Plus Corp.,
    Sr  Note 07-18-07 ......................     12.000       125        140,000
   Beal Financial Corp.,
    Sr Note 08-15-00 .......................     12.750     2,000      2,140,000
   CENFED Financial Corp., (R)
    Sr Note 12-15-01 .......................     11.170     3,500      3,867,500
   Coastal Bancorp., Inc.,
    Sr Note 06-30-02 .......................     10.000     3,000      3,090,000
   CSBI Capital Trust I, (R)
    Sub Cap Income,
    Ser A 06-06-27 .........................     11.750       770        793,100
   Dime Bancorp.,
    Sr Note 11-15-05 .......................     10.500     3,690      3,985,200
   Fidelity Federal Bancorp.,
    Sub Note 06-01-05 ......................     10.000     1,000        980,000
   First Federal Financial Corp.,
    Note 10-01-04 ..........................     11.750     2,000      2,135,000
   MAF Bancorp., Inc.,
    Sub Note 09-30-05 ......................      8.320     1,500      1,485,000
   ML Capital  Trust I,
    Capital Securities 03-01-27 ............      9.875     1,000      1,114,400
   Ocwen Federal Bank,
    Sub Deb 06-15-05 .......................     12.000     1,000      1,110,000
   WSFS Financial Corp.,
    Sr Note 12-31-05 .......................     11.000     3,000      3,180,000
                                                                      ----------
                                            TOTAL BONDS
                                     (Cost $22,989,855)    ( 2.29%)   24,285,950
                                                            -----     ----------
SHORT-TERM INVESTMENTS
Certificates of Deposit ( 0.00%)
   Deposits in Mutual Banks......                                         57,829
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

                                              INTEREST   PAR VALUE     MARKET
                                                RATE   (000s OMITTED)  VALUE
                                                ----   --------------  -----

Joint Repurchase Agreement (7.65%)
   Investment in a joint repurchase
     agreement transaction with
     Aubrey G. Lanston & Co. -
     Dated 10-31-97, Due 11-03-97
     (Secured by US Treasury Notes,
     5.750% thru 7.125%,
     Due 12-31-98 thru 4-30-00)
     - Note A ..............................    5.68%   $81,176      $81,176,000
                                                                  --------------
                         TOTAL SHORT-TERM INVESTMENTS    (7.65%)      81,233,829
                                                       -------    --------------
               TOTAL INVESTMENTS ...........           (100.20%)  $1,063,494,754
                                                       =======    ==============

NOTES TO SCHEDULE OF INVESTMENTS

*    Non-income producing security.

**   Floating Rate effective October 31, 1997.

(R) These Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,248,100 as of October 31, 1997. See Note A of the Notes to Financial Statements for valuation policy.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:

                                                          MARKET      MARKET
                                                        VALUE AS A     VALUE
                                                        PERCENTAGE     AS OF
                            ACQUISITION   ACQUISITION    OF FUND'S   OCTOBER 31,
                                DATE          COST       NET ASSETS     1997
                                ----          ----       ----------     ----
  Security Shares, Inc. ..     9-29-94     $1,150,000      0.19%     2,000,000
  Core Cap, Inc...........    10-31-97         22,500      0.00%        22,500

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

NOTE A -
ACCOUNTING POLICIES

The John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. To provide the initial capital of the Fund, John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, purchased a total of 20,000 common shares for an aggregate purchase price of $100,000 on August 8, 1994. The Adviser was the sole holder of common shares until the public offering was completed and the operations of the Fund commenced on August 23, 1994. The Fund's primary investment objective is long-term capital appreciation.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.
   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.


OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writ-

================================================================================

                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

ing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contracts' terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the year ended October 31, 1997.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis to 1.15% of the Fund's average weekly net asset value.

   The Fund has also entered into an administrative agreement with the Adviser pursuant to which the Adviser provides certain administrative services on behalf of the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.25% of the Fund's average weekly net asset value.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The Adviser owns 20,000 shares of beneficial interest of the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $5,877.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the year ended October 31, 1997, aggregated $69,839,342 and $133,770,869, respectively.

   The cost of investments owned at October 31, 1997 for Federal income tax purposes was $501,008,975.

   Gross unrealized appreciation and depreciation of investments aggregated $562,585,711 and $99,932, respectively, resulting in net unrealized appreciation of $562,485,779.

NOTE D -
CAPITAL

In connection with the Fund's initial public offering in August 1994, the Fund recorded proceeds of $458,770,000, net of estimated offering costs of $1,230,000, through the issuance of 92,000,000 common shares at $5.00 per share. As of October 31, 1997, the Fund had incurred $1,156,818 of public offering expenses and has adjusted capital paid-in for $73,182 which represents the balance of estimated offering costs which the Fund does not expect to incur. During the years ended October 31, 1996 and 1997, 2,431,600 shares and 1,188,400 shares, respectively, of the Fund's stock were purchased from stockholders at an average discount of 18.0% from net asset value. These shares were retired and restored to the status of authorized but unissued shares.

================================================================================

                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

NOTE E -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the period ended October 31, 1997, the Fund has reclassified amounts to reflect an increase in accumulated net realized gain on investments of $103 and a decrease in accumulated net investment income of $103. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules verses generally accepted accounting principles. The calculation on net investment income per share in the financial highlights excludes these adjustments.

NOTE F -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended October 31, 1997 is set forth below.

                                                    ACQUISITIONS        DISPOSITIONS
                                       BEGINNING ------------------  ------------------  ENDING
                                         SHARE    SHARE               SHARE               SHARE      REALIZED  DIVIDEND    ENDING
AFFILIATE                                AMOUNT  AMOUNT      COST    AMOUNT      COST     AMOUNT       GAIN     INCOME      VALUE
---------                              ---------------------------------------------------------------------------------------------
Bank West Financial Corp. (MI)          130,000  32,000    $362,000  50,000    $429,375  112,000     $254,352   $40,140   $2,436,000
Bank Yorba Linda (CA)                    20,000  62,500   1,072,188      --          --  110,000(1)        --    12,625    1,980,000
Equitable Federal Savings Bank (MO)      40,000      --          --  40,000     660,000       --      517,461        --           --
First Financial Corp. (RI)               94,000      --          --      --          --   94,000           --    16,920    1,480,500
FNBBankshares (ME)                       20,780      --          --      --          --   20,780(2)        --        --           --
L&BFinancial, Inc. (TX)(3)              127,000      --          --      --          --       --           --        --           --
Logansport Financial Corp.               67,500      --          --  67,500     786,563       --      234,375     6,750           --
Mahaska Investment Co. (IA)             149,500      --          --      --          --  149,500           --   116,873    4,485,000
MVBI Capital Corp. (MO)                  40,000      --          --      --          --   40,000           --        --      990,000
N.E. Community Bancorp (CT)             185,000      --          --      --          --  185,000(2)        --        --           --
Northwest Equity Corp. (WI)              61,000      --          --      --          --   61,000           --    30,500    1,052,250
Penn Fed Financial Services, Inc. (NJ)  350,000  15,500     319,687  60,000     737,500  305,500      523,708    88,655    9,165,000
Pittsburgh Home Financial Corp. (PA)    110,000      --          --  10,000     110,000  100,000       20,625    29,500    1,862,500
SFSBancorp, Inc. (NY)                    49,000      --          --  49,000     554,875       --      229,125     2,940           --
St. Landry Financial Corp. (LA)          25,000      --          --      --          --   25,000           --     2,500      375,000
Surety Capital Corp. (TX)               303,700      --          --   6,900      22,425  296,800       23,234        --    2,040,500
Wells Financial Corp. (MN)              167,000      --          --  45,000     410,625  122,000      231,229    29,280    2,257,000
                                                         ----------          ----------            ----------  --------  -----------
                                                         $1,753,875          $3,711,363            $2,034,109  $376,683  $28,123,750
                                                         ==========          ==========            ==========  ========  ===========

(1) Reflects four-for-three as of July 1, 1997.
(2) As of October 31, 1997, no longer an affiliated issuer.
(3) Acquired by Jefferson Savings Bancorp Inc. effective March 31, 1997.

NOTE G -
SUBSEQUENT EVENT

On November 7, 1997 the Board of Trustees declared a four (4) for one (1) stock split to be distributed on December 1, 1997. The record date is November 17, 1997 and the ex-date is December 2, 1997. The shares of beneficial interest and the per share data reflected in these financial statements have been restated to give effect to the four for one split.

================================================================================

              John Hancock Funds - Bank and Thrift Opportunity Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
John Hancock Bank and Thrift Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Bank and Thrift Opportunity Fund (the "Fund") as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1997 and October 31, 1996, and the financial highlights for each of the years in the four-year period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 5, 1997


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund for its fiscal year ended October 31, 1997.

   The Fund designated a distribution to shareholders of $2,877,040 as a capital gain dividend. All of this amount is subject to the 28% tax rate. With respect to the dividends paid by the fund for the fiscal year ended October 31, 1997, 100% of the dividends qualify for the corporate dividends received deduction.

   Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998. This will reflect the total of all distributions which are taxable for calendar year 1997.

================================================================================

              John Hancock Funds - Bank and Thrift Opportunity Fund

INVESTMENT OBJECTIVE AND POLICY

John Hancock Bank and Thrift Opportunity Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compound yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as agent for holders of Common Shares pursuant to the Plan (the "Plan Agent") unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. The Plan Agent will effect purchases of Common Shares under the Plan in the open market. The Fund will not issue any new shares in connection with the Plan. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as divided disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

   The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the Common Shares credited to the account upon instruction by the participant or certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

   The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certified form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

   In the case of shareholders, such as banks, brokers, or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker dealers.

   The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

   Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional Common Shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. income tax that may be payable or

================================================================================

              John Hancock Funds - Bank and Thrift Opportunity Fund

   required to be withheld on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

================================================================================
[LOGO] JOHN HANCOCK FUNDS                                   -------------------
       A Global Investment Management Firm                       Bulk Rate
                                                               U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                       PAID
1-800-843-0990                                                S. Hackensack, NJ
INTERNET: www.jhancock.com/funds                              Permit No. 750
                                                            -------------------


[RECYCLE LOGO]  Printed on Recycled Paper                            P900A 10/97
                                                                           12/97